This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2005 of The Penn Street Fund, Inc.

      I G. Michael Mara. the President of the trust, certify that:

            (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

            (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


        Date: July 8, 2005                      /s/ G. Michael Mara
                                                -------------------
                                                    G. Michael Mara
                                                    President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2005 of The Penn Street Fund, Inc.

      I Paul L. Giorgio, the Treasurer of the trust, certify that:

            (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

            (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


        Date: July 8, 2005                      /s/ Paul L. Giorgio
                                                -------------------
                                                    Paul L. Giorgio
                                                    Treasurer